Exhibit 10.21

GLOBUS MEDICAL, INC.

SECOND AMENDMENT TO

VOTING AGREEMENT

This Second Amendment to Voting Agreement (this “Amendment”), dated as of the 20th day of July 2012, is entered into by and among Globus Medical, Inc., a Delaware corporation (the “Company”), the undersigned holders of shares of the Company’s Series E Preferred Stock, and the undersigned holders of shares of the Company’s Common Stock, all of whom are party to that certain Voting Agreement (the “Voting Agreement”) dated as of July 23, 2007, by and among the Company and certain of its stockholders. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given them in the Voting Agreement.

WHEREAS, the parties hereto desire to amend the Voting Agreement to provide for the termination of the Voting Agreement immediately prior to the effectiveness of a registration statement under the Securities Act of 1933, as amended; and

WHEREAS, Section 3.6(a) of the Voting Agreement provides that the Voting Agreement may be amended only with the written consent of (i) the Company, (ii) holders of sixty percent (60%) of the then outstanding Series E Stock, voting as a separate class on an as-converted basis, and (iii) the holders of a majority of the then outstanding shares of Common Stock held by Key Common Holders;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Voting Agreement and agree as follows:

1. Amendment of Voting Agreement. The Voting Agreement is hereby amended by deleting Section 2.1(a) thereof in its entirety and amending and restating such Section 2.1(a) as follows:

“(a) the date of the closing of a Reverse Merger (as such term is defined in the Certificate of Incorporation) or the date on which a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) covering the offer and sale of shares of Common Stock in connection with a Qualified Public Offering is declared or ordered or otherwise becomes effective (and in each case such termination shall occur immediately prior to such effectiveness).”

2. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but which, when taken together, shall constitute one instrument. One or more counterparts of this Amendment or any exhibit hereto may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

3. Effect on Voting Agreement. Except as specifically provided herein, the Voting Agreement shall remain in full force and effect. Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Company, the Investors or the Key Common Holders under the Voting Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Signature page follows.]

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

COMPANY:

GLOBUS MEDICAL, INC.

By:	/s/ David C. Paul
David C. Paul
Chief Executive Officer

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

CLARUS LIFESCIENCES I, L.P.

By its General Partner, Clarus Ventures I GP, LP

By its General Partner, Clarus Ventures I, LLC

By:	/s/ Robert W. Liptak
Robert W. Liptak Managing Director

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

GS DIRECT, L.L.C.

By:	/s/ Thomas Carella
Name:	Thomas Carella
Title:	Vice President

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

GOLDMAN SACHS INVESTMENT PARTNERS MASTER Fund, L.P.

By: Goldman Sachs Investment Partners GP, LLC, its General Partner

By:	/s/ Gaurav Bhandari
Name:	Gaurav Bhandari
Title:	Managing Director

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

GOLDMAN SACHS PRIVATE EQUITY CONCENTRATED HEALTHCARE FUND OFFSHORE HOLDINGS, L.P.

By:	Goldman Sachs Private Equity Concentrated
Healthcare Offshore Holdings Advisors, Inc.,
General Partner

By:	/s/ Jonathan Snider
Name:	Jonathan Snider
Title:	Vice President

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTORS:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004, L.P.		GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 EMPLOYEE FUND, L.P.

By: Goldman Sachs PEP 2004 Advisors, L.L.C., General Partner		By: Goldman Sachs PEP 2004 Employee Funds GP, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member

		By:	/s/ Jonathan Snider
By:	/s/ Jonathan Snider	Print Name:	Jonathan Snider
Print Name:	Jonathan Snider	Title:	Vice President
Title:	Vice President

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 OFFSHORE HOLDINGS, L.P.		GS PRIVATE EQUITY PARTNERS 2002 - DIRECT INVESTMENT FUND, L.P.

By: Goldman Sachs PEP 2004 Offshore Holdings Advisors, Inc., General Partner		By: GS PEP 2002 Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member
By:	/s/ Jonathan Snider
Print Name:	Jonathan Snider	By:	/s/ Jonathan Snider
Title:	Vice President	Print Name:	Jonathan Snider
		Title:	Vice President

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 - DIRECT INVESTMENT FUND, L.P.		MULTI-STRATEGY HOLDINGS, L.P. By: Multi-Strategy Holdings Offshore Advisors, Inc., General Partner
By: Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member		By:	/s/ Jonathan Snider
		Print Name:	Jonathan Snider
By:	/s/ Jonathan Snider	Title:	Vice President
Print Name:	Jonathan Snider
Title:	Vice President

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ David C. Paul
David C. Paul

/s/ Sonali Paul
Sonali Paul

David C. Paul, as Trustee of the David C. Paul
2010 Grantor Retained Annuity Trust U/A 4/6/10

By:	/s/ David C. Paul
David C. Paul, Trustee

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ David Davidar
David Davidar

/s/ Sarah G. Davidar
Sarah G. Davidar

David D. Davidar, as Trustee of the Davidar
2009 Grantor Retained Annuity Trust U/A 8/6/09

By:	/s/ David D. Davidar
David D. Davidar, Trustee

Berachah Foundation, Inc.

By:	/s/ David D. Davidar
David D. Davidar, President

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ David M. Demski
David M. Demski

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

Key Common Holders:

/s/ Daniel Paul
Daniel Paul

/s/ Preetha Paul
Preetha Paul

Daniel Paul 2010 Grantor Retained Annuity
Trust U/A 7/20/2010

By:	/s/ Daniel Paul
Daniel Paul, Trustee

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Michael L. Boyer II
Michael L. Boyer II

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Kevin Carouge
Kevin Carouge

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Andrew Iott
Andrew Iott

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Gladstone K. Philip
Gladstone K. Philip

/s/ Jayanthi Philip
Jayanthi Philip

/s/ Jayanthi Philip
Jayanthi Philip as custodian for Jachin Philip under the PA Uniform Transfers to Minors Act

/s/ Jayanthi Philip
Jayanthi Philip as custodian for Jonan Philip under the PA Uniform Transfers to Minors Act

The foregoing Second Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ William S. Rhoda
William S. Rhoda